Fourth Quarter & Full Year 2025 Supplemental Information FEBRUARY 3, 2026

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of February 3, 2026. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of December 31, 2025 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Loan Portfolio

$5.4 B
Outstanding Principal

100%
Senior Loans

58%
Multifamily & Industrial

$109 M
Average Loan Size[1]

100%
QTD Interest Collected

Senior loans secured primarily by ***transitional, institutional multifamily and industrial properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$8.2 B
Financing Capacity

74%
Fully Non-Mark-to-Market[2]

$887 M
Current Liquidity[3]

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

16%
KKR Ownership in KREF

$723 B
Global AUM[4]

$85 B
Real Estate AUM[4][5]

~130
Real Estate Professionals

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of KREF's unfunded commitment. The whole loan average size is $172 million
(2) Based on outstanding principal amount of secured financing. The remaining is subject to credit marks only
(3) Includes $85 million of cash, $700 million of undrawn corporate revolver capacity, $74 million of loan principal repayments held by a servicer and $28 million of available borrowings based on existing collateral
(4) As of September 30, 2025
(5) Figures represent AUM across all KKR real estate transactions

KREF

3

4 • 4Q and full year 2025 Net loss(1) of ($0.49) and ($1.05) per diluted share (includes a CECL provision of $44 million and $119 million, or ($0.67) and ($1.79) per diluted share, respectively) • 4Q and full year 2025 Distributable Earnings(2) of $0.22 and $0.39 per diluted share (includes net realized losses of nil and $34 million, or nil and ($0.50) per diluted share, respectively) • Book Value per Share (“BVPS”) of $13.04 per share (includes a CECL allowance of $204 million, or ($3.15) per share as of December 31, 2025, representing 381 basis points of loan principal balance) Fourth Quarter and Full Year 2025 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts. Excludes loans on nonaccrual status • 4Q originations and fundings of $424 million and $397 million relating to four floating-rate senior loans, including two European loans; and full year 2025 originations and fundings of $1.1 billion and $1.0 billion relating to 12 floating-rate senior loans • $5.4 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 7.3% • Multifamily and industrial assets represent 58% of loan portfolio • Received $380 million and $1.5 billion in loan repayments in 4Q and full year 2025 • Funded $29 million and $96 million for existing loans in 4Q and full year 2025 • Collected 100% of interest payments in both 4Q and full year 2025 • Weighted average risk rating of 3.2 • Monitoring five watch list loans, including two office and two life science assets Financials Portfolio Liquidity & Capitalization • $887 million of available liquidity, including $85 million of cash, $700 million of undrawn capacity on the corporate revolver and $74 million of loan principal repayments held by a servicer • In 4Q, entered into a new $250 million term lending agreement, which provides match-term financing on a non- mark-to-market basis; and a new £300 million term credit agreement • In 2025, refinanced and upsized the secured term loan from $340 million to $650 million, reduced the spread from S+3.50% to S+2.50%, and extended the maturity to March 2032 • In 2025, increased the borrowing capacity on the corporate revolver by $90 million to $700 million and extended the maturity date until 2030 • Diversified financing sources totaling $8.2 billion with $3.5 billion of undrawn capacity • 74% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No final facility maturities until 2027 and no corporate debt due until 2030 • Share buybacks in 4Q of 1.1 million shares for $9 million ($8.24 average share price) and full year 2025 of 4.6 million shares for $43 million ($9.35 average share price)

5 4Q'25 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and an equity method investment (3) Included in “Other Assets” in the Condensed Consolidated Balance Sheets and received in January 2026 (4) Book value per share includes CECL allowance of $204 million or ($3.15) per share and accumulated depreciation of $5 million or ($0.08) per share (5) Amount excludes 395,889 deferred stock units Income Statement ($ in Millions) 4Q'25 Net interest income $25.8 Other income 6.8 Provision for credit losses (43.7) Operating expenses (16.0) Preferred stock dividends (5.3) Other 0.4 Net Loss Attributable to Common Stockholders ($32.0) Net Loss per Share, Diluted ($0.49) Distributable Earnings(1) $14.4 Distributable Earnings per Share, Diluted(1) $0.22 Dividend per Share $0.25 Diluted Weighted Average Shares Outstanding 65,442,561 Balance Sheet ($ in Millions) 4Q'25 Commercial real estate loans, net $5,145.8 Real estate assets(2) 565.6 Consolidated VIE assets, CMBS trust 505.2 Cash 84.6 Cash held by servicer(3) 74.3 Other 89.3 Total Assets $6,464.6 Secured financing agreements, net $2,862.7 Collateralized loan obligations, net 1,198.3 Secured term loan, net 632.5 Consolidated VIE liabilities, CMBS trust 496.1 Other 49.8 Total Liabilities $5,239.4 Total Equity $1,225.2 Common Shareholders' Equity $844.8 Book Value per Share(4) $13.04 Common Shares Outstanding(5) 64,367,737

6 ($0.15) ($0.53) $0.12 ($0.49) $0.25 ($0.04) ($0.03) $0.22 Net Income (Loss) per Diluted Share Distributable Earnings (Loss) per Diluted Share 1Q'25 2Q'25 3Q'25 4Q'25 Recent Operating Performance Note: Net income (loss) attributable to common stockholders; See Appendix for definition of Distributable Earnings and reconciliation to financial results prepared in accordance with GAAP (1) 2Q'25 Distributable earnings before net realized losses was $16 million, or $0.24 per share (2) 3Q'25 Distributable earnings before realized losses was $12 million, or $0.18 per share Net Income and Distributable Earnings Dividends and Book Value Per Share ($ in Millions) 1Q'25 2Q'25 3Q'25 4Q'25 Net income (loss) ($10.6) ($35.4) $8.1 ($32.0) Distributable earnings (loss) $17.0 ($2.9) ($2.3) $14.4 1Q'25 2Q'25 3Q'25 4Q'25 Dividend per share $0.25 $0.25 $0.25 $0.25 Dividend yield on book value per share 6.9% 7.2% 7.3% 7.7% $14.44 $13.84 $13.78 $13.04 Book Value per Share 1Q'25 2Q'25 3Q'25 4Q'25 Dividend declared per share (1) $0.25 (2)

7 4Q'25 Loan Originations (U.S.) – Case Studies Investment Dallas Office New Jersey Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $114 million(1) $95 million(2) Location Dallas, TX Jersey City, NJ Collateral 505k RSF Class A Office Property 417-Unit Class A Multifamily Rental Property Loan Purpose Refinance Acquisition LTV(3) 52% 76% Investment Date November 2025 October 2025 Asset Photo (1) The total whole loan is $228 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 50% of the loan (2) The total whole loan is $190 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 50% of the loan (3) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated

8 4Q'25 Loan Originations (Europe) – Case Studies Investment United Kingdom Logistics Portfolio Pan-European Hotel Portfolio Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $137 million(1) $78 million(2) Location Various, United Kingdom Various, Europe Collateral 7 Class A Industrial Properties totaling 3.2M SF 48 Class A Hotel Properties totaling 4.7k keys Loan Purpose Refinance Acquisition LTV(2) 75% 70% Investment Date November 2025 December 2025 Asset Photo (1) Loan size is £105 million in local currency. The total whole loan is $457 million, or £350 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 30% of the loan (2) Loan size is €67 million in local currency. The total whole loan is $355 million, or €304 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 22% of the loan (3) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated

9 Multifamily 40% Office 23% Industrial 18% Life Science 14% Hospitality 3% Other 2% Class-A 82% Class-B 18% KREF Loan Portfolio by the Numbers (1) Includes loans, real estate assets, CMBS and other investments (2) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (3) “Other” property types include: 2% Student Housing and <1% Mixed Use (4) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography Investment Type Property Type Interest Rate TypeTotal Portfolio(1) 4% 11% 12% 17% 12% Other U.S <4%: 20% ($ in Millions) 100% Office(4) 5% Washington, D.C. $6,792 $7,916 $7,752 $6,272 $5,924 4Q'21 4Q'22 4Q'23 4Q'24 4Q'25 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 91% Class-B 9% (3) 6% 4% 5% Europe: 4% (2)

10 0% 9% 78% 6% 7% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.2 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV excludes risk-rated 5 loans (2) Weighted average is weighted by current principal amount Collected 100% of interest payments due on the loan portfolio in 4Q'25 Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 65% Loan Count 4Q '2 5 Weighted Average LTV(2): 66% Weighted Average Risk Rating(2): 3.1 3Q '2 5 25% 23% 18% 30% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 25% 20% 17% 30% 8% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 3 3 244 0 2 1 446Loan Count 0% 5% 82% 2% 11% 1 2 3 4 5

KREF Life Science Loan Portfolio Overview

100% of KREF's loan exposure is located in the top two Life Science markets

Location	MSA	Investment Date	Loan Purpose	Development Status	Year Built or Renovated	Asset Quality	Committed Principal	Outstanding Principal	Net Equity	Loan per SF[1]	Max Term (Years)[2]
Boston, MA	Boston	Apr-21	Acquisition	Complete	2022	Class A/B	$166.2	$164.1	$62.5	$681	0.1
Cambridge, MA	Boston	Dec-21	Construction	Complete	2023	Class A	115.7	99.0	39.7	1,072	1.0
Risk-Rated 5: Total / Weighted Average							$281.9	$263.1	$102.2		0.4
Boston, MA[3]	Boston	Aug-22	Construction	Complete	2024	Class A	312.5	229.6	34.0	747	1.6
Redwood City, CA	San Francisco	Sep-22	Construction	In Process	2025	Class A	145.2	100.1	19.8	886	1.8
San Carlos, CA	San Francisco	Feb-22	Recapitalization	Complete	2023	Class A	89.1	61.6	23.1	420	1.9
Brisbane, CA	San Francisco	Jul-21	Refinance	N/A	2020	Class A	88.3	80.8	23.6	698	2.6
Risk-Rated 3: Total / Weighted Average							$635.1	$472.1	$100.5		1.9
Grand Total / Weighted Average							$917.0	$735.2	$202.7		1.4

Development Status[4]



N/A
10%
In
Process
16%
Completed
74%

Metropolitan Statistical Area[4]



San Francisco
35%
Boston
65%

Life Science Assets



Brisbane, CA
Cambridge, MA
Boston, MA
San Carlos, CA
Redwood City, CA
Boston, MA

Note: Amounts shown in millions, except for Loan per SF

(1) Loan Per SF based on current principal amount divided by current SF. For Construction loans, Loan per SF based on total commitment amount of the loan divided by the proposed SF

(2) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount

(3) KREF expects to downgrade the loan in the first quarter of 2026 based on discussions with the borrower; the resulting increase in the CECL reserve cannot be reasonably estimated at this time

(4) Based on committed principal

KREF

11

12 3Q'25 Watch List Intra-Quarter Activity 4Q'25 Watch List Total Principal: $358 million Risk Rating: 5 Total Principal: $572 million Minneapolis Office Minneapolis Office Boston Life Science Boston Life Science Cambridge Life Science San Diego Multifamily Total Principal: $302 million Risk Rating: 4 Total Principal: $91 million Cambridge Life Science Chicago Office San Diego Multifamily Chicago Office Watch List Migrations Quarter-over-Quarter In 4Q'25, KREF had two risk rating downgrades

13 Case Studies: Watch List Loans Investment Minneapolis Office Boston Life Science Loan Type Floating-Rate Senior Loan(1) Floating-Rate Senior Loan Investment Date November 2017 April 2021 Collateral Two Class-A Office Buildings totaling 1.1mm SF Two Buildings totaling 482k SF Loan Purpose Refinance Acquisition Location Minneapolis, MN Boston, MA Committed Amount $199 million(1) $166 million(2) Current Principal Amount $194 million(1) $164 million Loan Basis(3) $182 / SF $681 / SF Coupon + 2.3%(1) + 3.7% Max Remaining Term (Yrs.) 0.5 0.1 Loan Risk Rating 5 5 (1) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of December 31, 2025, at a fixed PIK interest rate of 4.5% (2) The total whole loan is $332 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan (3) Loan basis reflects outstanding current principal amount before any CECL adjustments

14 Case Studies: Watch List Loans cont. Investment Cambridge Life Science San Diego Multifamily Chicago Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date December 2021 October 2021 July 2019 Collateral Class-A Lab & Office Building totaling 374k SF 231-unit Class-A Multifamily Class-A Office Building totaling 1mm SF Loan Purpose Construction Refinance Refinance Location Cambridge, MA San Diego, CA Chicago, IL Committed Amount $116 million(1) $116 million $105 million Current Principal Amount $99 million $115 million $91 million Loan Basis(2) $1,072 / SF $497k / unit $87 / SF Coupon + 4.0% + 3.6% + 2.3% Max Remaining Term (Yrs.) 1.0 0.9 2.6 Loan Risk Rating 5 5 4 (1) The total whole loan is $401 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 29% of the loan (2) Loan basis reflects outstanding current principal amount before any CECL adjustments

Overview of Real Estate Assets

Equity[1] of approximately $378 million ($5.83 per share) was held in our Real Estate Assets

Real Estate Owned

Location	Property Type	Acquisition Date	Square Footage/ Units	Investment Amount[2] ($ in millions)	Investment Amount per Square Foot/ Unit
Mountain View, CA	Class A Office Campus	June 2024	449,006	$121	$392 / SF
Seattle, WA[3]	Class A Life Science	June 2024	213,056	97	$609 / SF
West Hollywood, CA	Luxury Condo	April 2025	37 units	95	$2.6M / unit
Portland, OR	Retail / Redevelopment	December 2021	n.a.[4]	95	n.a.
Raleigh, NC	Multifamily	August 2025	320 units	72	$224k / unit
Philadelphia, PA	Office	December 2023	210,528	34	$164 / SF
Total REO				**$514**	

Property Type


Multifamily 14%
Office 30%
Retail / Redevelopment 18%
Condo 19%
Life Science 19%

Location


PA 7%
NC 14%
CA 42%
OR 18%
WA 19%

Note: Figures as of December 31, 2025. Property type and location breakouts based on total proforma investment amount
(1) Equity represents investment amount less current financing and noncontrolling interests
(2) Investment Amount represents the value of land, building, and certain other adjustments to basis, net of noncontrolling interests
(3) Included in "Equity method investment, real estate asset" on the Condensed Consolidated Balance Sheets
(4) Estimated entitlement of 4+ million square feet

KREF

15

Financing Overview: 74% Non-Mark-To-Market

Diversified financing sources totaling $8.2 billion with $3.5 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon[1]	Advance Rate	Non-MTM
Term Credit Facilities	$2,304	$1,221	+1.8%	64.4%	[2]
Term Lending Agreements	$1,377	$772	+1.4%	67.6%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Secured Term Loan	$647	$647	+2.5%	—	✓
Corporate Revolving Credit Facility	$700	$0	+2.0%	—	✓
Total Debt	**$5,528**	**$2,640**			
Collateralized Loan Obligations	$1,198	$1,198	+1.7%	77.0%	✓
Term Loan Facility	$1,000	$513	+2.0%	76.9%	✓
Asset Specific Financing	$481	$365	+2.9%	80.3%	✓
Total Leverage	**$8,207**	**$4,717**			

Leverage Ratios



2.2x
3.9x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing[5]



Term Credit Facilities 26%
Collateralized Loan Obligations 25%
Term Lending Agreements 16%
Secured Term Loan 14%
Term Loan Facility 11%
Asset Specific 8%
Non-Mark-to-Market 74%

(1) Weighted average coupon expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA)
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) KREF stockholders' equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligations, less cash to (ii) KREF stockholder's equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing

KREF

16

17 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $580 $309 $162 $170 $1,222 Capacity $1,000 $500 $404(1) $400 $2,304 Collateral: Loans / Principal Balance 8 Loans / $853 8 Loans / $523 2 Loans / $215 6 Loans / $304 24 Loans / $1,896 Final Stated Maturity(2) September 2029 July 2027 November 2032 December 2027 - Weighted Average Pricing(3) +1.6% +2.1% +1.4% +2.5% +1.8% Weighted Average Advance 68.0% 59.1% 75.0% 56.0% 64.4% Mark-to-market Credit Only Credit Only Credit Only Credit Only - ($ in Millions) (1) Facility size is £300 million in local currency (2) Based on extended maturity date (3) Weighted average pricing expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA) (4) Based on principal balance of financing Property Type(4) Multifamily 41% Office 26% Life Science 14% Industrial 14% Hospitality 5% U.S. Europe

18 $74 $159 $859 $85 $700 $28 $887 Cash & Loan Principal Repayments Held by a Servicer Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Liquidity Overview (1) Unencumbered assets includes $216 million of real estate owned assets, $45 million of CMBS investments and $57 million of unencumbered senior loans (2) Loan principal repayments held by a servicer of $74 million received in January 2026 (3) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $318 million of total unencumbered assets(1) as of December 31, 2025 (4) (3)(2)

19 Earnings Sensitivity to Change in Benchmark Rates 99% floating-rate loan portfolio indexed to benchmark rates Quarterly Net Interest Income Per Share Sensitivity to Change in Benchmark Rates ($ Impact Per Share) Note: Based on portfolio as of December 31, 2025 Change in Benchmark Rate $0.02 $0.00 $0.00 $0.01 $0.02 -1.00% -0.50% 0.00% +0.50% +1.00% (0.01) 0.00 0.01 0.02 0.03 0.04 Term SOFR: 3.69% EURIBOR: 2.03% SONIA: 3.75% as of December 31, 2025

20 Appendix

4Q'25 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
1	Senior Loan	Boston, MA	Life Science	8/3/2022	$312.5	$312.5	$229.6	$34.0	+4.2%	1.6	$747 / SF	56%	3
2	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	224.6	56.1	+3.7%	1.3	$851 / SF	63%	3
3	Senior Loan	Various, U.S.	Industrial	4/28/2022	504.5	252.3	252.3	64.1	+2.7%	1.4	$98 / SF	64%	3
4	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	217.2	57.2	+8.2%	0.2	$277 / SF	52%	3
5	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	220.0	220.0	220.0	50.2	+2.9%	0.2	$410,430 / unit	68%	3
6	Senior Loan	Minneapolis, MN	Office	11/13/2017	199.4	199.4	194.4	98.7	+2.3%	0.5	$182 / SF	n.a.	5
7	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	180.5	72.2	+3.4%	1.9	$506 / SF	55%	3
8	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	171.4	39.3	+2.8%	1.0	$211,091 / unit	73%	2
9	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	164.1	62.5	+3.7%	0.1	$681 / SF	n.a.	5
10	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.9	145.2	100.1	19.8	+4.5%	1.8	$886 / SF	53%	3
11	Senior Loan	Various, United Kingdom	Industrial	11/19/2025	471.5	141.4	141.4	34.0	+2.8%	4.9	$148 / SF	75%	3
12	Senior Loan	Plano, TX	Office	2/6/2020	139.7	139.7	136.7	33.0	+4.1%	0.6	$189 / SF	64%	3
13	Senior Loan	Raleigh, NC	Industrial	6/24/2025	407.6	125.0	125.0	24.0	+2.4%	4.5	$152 / SF	71%	3
14	Senior Loan	Arlington, VA	Multifamily	1/20/2022	119.3	119.3	119.3	28.1	+3.1%	1.1	$397,644 / unit	65%	3
15	Senior Loan	San Diego, CA	Multifamily	10/20/2021	115.7	115.7	114.7	43.7	+3.6%	0.9	$496,557 / unit	n.a.	5
16	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	99.0	39.7	+4.0%	1.0	$1,072 / SF	n.a.	5
17	Senior Loan	Philadelphia, PA	Office	6/19/2018	114.3	114.3	114.3	28.3	+2.8%	1.1	$117 / SF	71%	3
18	Senior Loan	Dallas, TX	Office	11/7/2025	228.2	114.1	92.6	18.0	+3.2%	4.9	$367 / SF	52%	3
19	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	23.3	+3.0%	0.4	$155,602 / unit	74%	2
20	Senior Loan	Chicago, IL	Office	7/15/2019	105.0	105.0	90.7	53.8	+2.3%	2.6	$87 / SF	59%	4
21	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	101.1	101.1	101.1	23.1	+2.8%	1.0	$191,460 / unit	61%	3
22	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	100.0	15.1	+3.3%	2.1	$365 / SF	55%	3
23	Senior Loan	Cary, NC	Multifamily	11/21/2022	100.0	100.0	95.3	22.3	+3.4%	1.9	$244,275 / unit	63%	3
24	Senior Loan	Various, U.S.	Industrial	6/15/2022	195.2	97.6	83.4	21.3	+2.9%	1.5	$96 / SF	51%	3
25	Senior Loan	Orlando, FL	Multifamily	12/14/2021	95.4	95.4	95.4	24.8	+3.1%	1.0	$251,715 / unit	74%	3
26	Senior Loan	Jersey City, NJ	Multifamily	10/9/2025	190.0	95.0	95.0	18.1	+2.5%	4.8	$455,635 / unit	76%	3
27	Senior Loan	Boston, MA	Industrial	6/28/2022	259.4	90.9	90.8	19.2	+2.7%	2.5	$195 / SF	52%	3
28	Senior Loan	San Carlos, CA	Life Science	2/1/2022	139.7	89.1	61.6	23.1	+1.0%	1.9	$420 / SF	68%	3
29	Senior Loan	Brisbane, CA	Life Science	7/22/2021	88.3	88.3	80.8	23.6	+3.4%	2.6	$698 / SF	71%	3
30	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	20.7	+3.4%	0.1	$294 / SF	65%	3
31	Senior Loan	North Palm Beach, FL	Multifamily	5/22/2025	85.7	85.7	85.4	16.4	+2.3%	4.4	$341,600 / unit	72%	3
32	Senior Loan	Various, U.S.	Multifamily	1/31/2025	142.2	85.3	84.5	20.8	+3.0%	4.1	$212,737 / unit	70%	3
33	Senior Loan	Various, Europe	Hospitality	12/2/2025	357.1	79.3	74.0	17.7	+3.0%	5.1	$70,987 / key	70%	3
34	Senior Loan	Phoenix, AZ	Multifamily	3/26/2025	79.0	79.0	79.0	15.3	+2.3%	4.3	$312,332 / unit	69%	3
35	Senior Loan	Philadelphia, PA	Mixed Use	6/28/2024	77.7	77.7	24.4	24.4	+4.0%	3.5	$75 / SF	72%	3
36	Senior Loan	Brandon, FL	Multifamily	1/13/2022	76.7	76.7	72.7	23.0	+3.1%	1.1	$188,319 / unit	75%	3
37	Senior Loan	Nashville, TN	Hospitality	1/6/2025	75.8	75.8	75.0	14.5	+3.3%	4.0	$326,087 / key	64%	3
38	Senior Loan	Delray Beach, FL	Multifamily	3/26/2025	73.0	73.0	73.0	14.1	+2.3%	4.3	$257,042 / unit	71%	3
39	Senior Loan	Melville, NY	Multifamily	7/25/2025	142.1	71.1	19.8	4.8	+3.9%	4.6	$475,251 / unit	55%	3
40	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	71.0	71.0	71.0	16.4	+2.8%	1.0	$287,449 / unit	74%	3
41	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	15.2	+2.8%	0.8	$290,496 / unit	78%	3
42	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	67.3	67.3	65.0	14.3	+3.1%	1.0	$176,560 / unit	74%	3
43	Senior Loan	Plano, TX	Multifamily	3/31/2022	63.3	63.3	63.3	29.9	+2.8%	1.6	$238,000 / unit	75%	3
44	Senior Loan	Dallas, TX	Multifamily	8/18/2021	63.1	63.1	63.1	15.0	+3.9%	0.7	$175,278 / unit	70%	3
45	Senior Loan	Atlanta, GA	Multifamily	9/16/2025	60.8	60.8	60.8	11.6	+2.4%	4.8	$211,847 / unit	67%	3
46	Senior Loan	Durham, NC	Multifamily	12/15/2021	59.5	59.5	58.1	23.9	+2.8%	2.0	$168,461 / unit	67%	3
47	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	56.4	15.3	+2.7%	1.3	$164,950 / unit	79%	3
48	Senior Loan	Sharon, MA	Multifamily	12/1/2021	51.9	51.9	51.9	11.4	+2.9%	0.9	$270,443 / unit	70%	3
49	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	51.4	51.4	51.4	13.0	+3.0%	1.0	$170,197 / unit	67%	3
50	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.5	+2.7%	1.4	$117 / SF	74%	3

*See footnotes on subsequent page

KREF

21

4Q'25 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
51	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	$43.7	$43.7	$43.7	$20.6	+2.9%	1.6	$136,478 / unit	74%	3
52	Senior Loan	Dallas, TX	Multifamily	4/1/2022	42.4	42.4	42.4	20.4	+2.9%	0.2	$119,144 / unit	73%	3
53	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	35.2	35.2	35.2	8.8	+3.4%	1.0	$167,381 / unit	68%	3
Total / Weighted Average					**$9,090.9**	**$5,775.7**	**$5,361.9**	**$1,469.8**	**+3.3%**	**1.8**		**66%**	**3.2**
Real Estate Assets													
1	Real Estate Owned	Mountain View, CA	Office	6/28/2024	n.a.	$121.2	$121.2	$121.2	n.a.	n.a.	$392 / SF	n.a.	
2	Equity Method Investment[9]	Seattle, WA	Life Science	6/28/2024	n.a.	96.8	96.8	55.8	n.a.	n.a.	$609 / SF	n.a.	
3	Real Estate Owned	West Hollywood, CA	Condo	4/15/2025	n.a.	95.0	95.0	40.0	n.a.	n.a.	$2,566,405 / unit	n.a.	
4	Real Estate Owned	Portland, OR	Retail / Redevelopment	12/16/2021	n.a.	94.7	94.7	94.7	n.a.	n.a.	n.a.	n.a.	
5	Real Estate Owned	Raleigh, NC	Multifamily	8/12/2025	n.a.	71.6	71.6	31.6	n.a.	n.a.	$223,852 / unit	n.a.	
6	Real Estate Owned	Philadelphia, PA	Office	12/22/2023	n.a.	23.3	23.3	23.3	n.a.	n.a.	$111 / SF	n.a.	
Total / Weighted Average						**$502.6**	**$502.6**	**$366.5**					
CMBS Investments													
1	CMBS B-Pieces[10]	Various, U.S.	Various	2/13/2017	n.a.	$40.0	$35.4	$35.4	4.7%	3.5		58%	
2	CMBS B-Pieces	Various, U.S.	Various	6/18/2025	n.a.	9.2	9.2	9.2	5.9%	9.2		42%	
Total / Weighted Average						**$49.2**	**$44.6**	**$44.6**	**+4.9%**	**4.7**		**55%**	
Other Investments													
1	Equity Method Investment[11]	Various, France	Industrial	10/10/2025	n.a.	$15.1	$15.1	$15.1	n.a.	n.a.		n.a.	
Total / Weighted Average						**$15.1**	**$15.1**	**$15.1**					
Portfolio Total / Weighted Average						**$6,342.6**	**$5,924.2**	**$1,896.1**	**6.9%**	**1.8**		**65%**	**3.2**

*See footnotes on subsequent page

KREF

22

23 4Q'25 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets, CMBS investments and other investments. Excludes loans that were fully written off. For Senior Loan 6, the total whole loan is on non-accrual and has an outstanding principal balance of $194.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of December 31, 2025, at a fixed interest rate of 4.5% PIK. (2) Total Whole Loan represents the total commitment of the entire loan originated, including participations by KKR affiliated entities. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) real estate assets, net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments, net of borrowings. (4) Weighted average is weighted by the current principal amount of our loans and the investment amount of CMBS investments. Weighted average LTV excludes risk-rated 5 loans and weighted average coupon excludes loans on nonaccrual status. (5) Coupon expressed as spread over Term SOFR, SONIA or EURIBOR. (6) Maximum remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 1, 2, 4, 10, 16 and 39, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS investments, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. For Senior Loans 1, 2, 4, 10, 16 and 39, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (9) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision- making with the KKR affiliate under the TIC agreement. (10) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount. (11) Represents our 50% economic interest in an affiliated company, which is invested in a senior mortgage loan that is collateralized by industrial properties located in France. The underlying senior mortgage loan with an outstanding principal balance of €65.2 million, has a coupon of 2.8%, term to maturity of 2.8 years and LTV of 69%. The affiliated company's investment in the underlying senior mortgage loan is 80% financed with a funding cost of EURIBOR + 1.6%. KREF does not have unilateral authority to direct the activities that most significantly impact the affiliated company's economic performance.

24 4Q'25 Portfolio Activity (1) Includes $5 million of FX gain (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Loan Portfolio Activity Future Funding Obligations(2) ($ in Millions) Real Estate Assets, CMBS Investments & Other Loan Portfolio Principal (1)

25 Fully Extended Loan Maturities Note: Based on current principal amount. Excludes real estate owned and equity method investments Fully Extended Loan Maturities ($ in Millions) $1,474 $2,437 $420 $24 $932 $74 2026 2027 2028 2029 2030 2031 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Fully extended weighted average loan maturity of 1.8 years

26 KREF Debt Maturities Note: Does not include collateralized loan obligations (CLOs). Maturity year represents the earlier of (i) the maximum maturity of the underlying loans pledged as collateral or (ii) the maximum maturity of the respective financing agreements Upcoming Debt Maturities by Year ($ in Millions) $0 $0 $0 $0 $0 $647 $338 $1,493 $213 $103 $669 $55 Secured Financing on Loans Corporate Debt 2026 2027 2028 2029 2030 2031 2032 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 No final facility maturities until 2027 and no corporate debt due until 2030 The table below may include earlier repayments based on the maturity dates of underlying loan collateral

27 Consolidated Balance Sheets (in thousands - except share and per share data) December 31, 2025 December 31, 2024 Assets Cash and cash equivalents $ 84,617 $ 104,933 Commercial real estate loans, held-for-investment 5,347,756 5,888,622 Less: Allowance for credit losses (201,924) (117,103) Commercial real estate loans, held-for-investment, net 5,145,832 5,771,519 Real estate owned, held for investment, net 338,595 262,479 Real estate owned assets, held for sale 130,188 56,554 Equity method investment, real estate asset 96,798 81,708 Equity method investment, CMBS B-Pieces 35,424 35,598 Consolidated variable interest entity assets, CMBS trust, at fair value 505,230 — Equity method investment, unconsolidated entity 15,110 — Accrued interest receivable 25,199 28,754 Other assets 87,650 8,853 Total Assets $ 6,464,643 $ 6,350,398 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,862,689 $ 2,798,674 Collateralized loan obligations, net 1,198,332 1,766,104 Secured term loan, net 632,516 333,853 Dividends payable 16,092 17,178 Accrued interest payable 12,893 19,939 Real estate owned liabilities, held for sale 3,867 1,328 Consolidated variable interest entity liabilities, CMBS trust, at fair value 496,060 — Due to related parties 6,506 5,919 Other liabilities 10,484 8,524 Total Liabilities 5,239,439 4,951,519 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of December 31, 2025 and December 31, 2024); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (65,488,680 and 68,713,596 shares issued; 64,367,737 and 68,713,59 shares outstanding as of December 31, 2025 and December 31, 2024, respectively) 644 686 Additional paid-in capital 1,687,168 1,714,684 Accumulated deficit (506,130) (370,471) Repurchased stock (1,120,943 shares repurchased as of December 31, 2025) (9,263) — Total KKR Real Estate Finance Trust Inc. Stockholders' Equity 1,172,550 1,345,030 Noncontrolling interests in equity of consolidated joint ventures 52,654 53,849 Total Equity 1,225,204 1,398,879 Total Liabilities and Equity $ 6,464,643 $ 6,350,398

28 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Year Ended December 31, 2025 September 30, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net Interest Income Interest income $ 101,341 $ 108,019 $ 123,610 $ 435,599 $ 564,629 Interest expense 75,549 82,685 88,476 322,961 412,913 Total net interest income 25,792 25,334 35,134 112,638 151,716 Other Income Revenue from real estate owned operations 4,866 4,742 3,564 16,522 22,866 Income (loss) from equity method investments 413 (105) (101) (512) 1,518 Change in net assets of consolidated CMBS trust 342 347 — 730 — Gain (loss) on sale of investments — — — 1,192 (615) Gain (loss) on foreign currency translation 1,190 — — 1,190 — Gain (loss) on foreign currency forward contracts (1,265) — — (1,265) — Other miscellaneous income 1,302 1,096 1,194 4,646 5,738 Total other income 6,848 6,080 4,657 22,503 29,507 Operating Expenses Provision for (reversal of) credit losses, net 43,686 975 4,594 119,372 80,605 Expenses from real estate owned operations 6,721 7,302 5,722 25,675 23,100 Management fees to related parties 5,524 5,619 5,919 22,677 24,533 General and administrative 3,804 4,746 3,955 18,062 18,410 Total operating expenses 59,735 18,642 20,190 185,786 146,648 Income (Loss) Before Income Taxes (27,095) 12,772 19,601 (50,645) 34,575 Income tax expense (156) — 45 (156) 248 Net Income (Loss) (26,939) 12,772 19,556 (50,489) 34,327 Net income (loss) attributable to noncontrolling interests (697) (1,006) (699) (3,438) (1,264) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (26,242) 13,778 20,255 (47,051) 35,591 Preferred stock dividends 5,326 5,326 5,326 21,304 21,304 Participating securities' shares in earnings 421 373 351 1,530 1,216 Net Income (Loss) Attributable to Common Stockholders $ (31,989) $ 8,079 $ 14,578 $ (69,885) $ 13,071 Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ (0.49) $ 0.12 $ 0.21 $ (1.05) $ 0.19 Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 65,442,561 65,876,727 69,342,983 66,807,432 69,396,890 Dividends Declared per Share of Common Stock $ 0.25 $ 0.25 $ 0.25 $ 1.00 $ 1.00

29 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) (1) Per share amounts presented may not foot due to rounding (in thousands - except share and per share data) Three Months Ended December 31, 2025 Per Diluted Share(1) September 30, 2025 Per Diluted Share(1) December 31, 2024 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ (31,989) $ (0.49) $ 8,079 $ 0.12 $ 14,578 $ 0.21 Adjustments Non-cash equity compensation expense 1,485 0.02 2,174 0.03 1,559 0.02 Depreciation and amortization 1,167 0.02 981 0.01 739 0.01 Unrealized (gain) loss on investments (47) — (65) — (244) — Unrealized (gain) loss on foreign currency translation (1,190) (0.02) — — — — Unrealized (gain) loss on foreign currency forward contracts 1,305 0.02 — — — — Provision for credit losses, net 43,686 0.67 975 0.01 4,594 0.07 Distributable Earnings before realized gains and losses $ 14,417 $ 0.22 $ 12,144 $ 0.18 $ 21,226 $ 0.31 Realized loss on loan write-offs, net — — (14,394) (0.22) (35,902) (0.52) Distributable Earnings (Loss) $ 14,417 $ 0.22 $ (2,250) $ (0.03) $ (14,676) $ (0.21) Diluted weighted average common shares outstanding 65,442,561 65,876,727 69,342,983

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss)

(in thousands - except share and per share data)	Year Ended					
	December 31, 2025	Per Diluted Share[(1)]	December 31, 2024	Per Diluted Share[(1)]	December 31, 2023	Per Diluted Share[(1)]
Net Income (Loss) Attributable to Common Stockholders	**$ (69,885)**	**$ (1.05)**	**$ 13,071**	**$ 0.19**	**$ (53,919)**	**$ (0.78)**
Adjustments						
Non-cash equity compensation expense	7,927	0.12	8,261	0.12	8,075	0.12
Depreciation and amortization	3,628	0.05	1,471	0.02	—	—
Unrealized (gain) loss on investments	(5)	—	(545)	(0.01)	1,859	0.03
Unrealized (gain) loss on foreign currency translation	(1,190)	(0.02)	—	—	—	—
Unrealized (gain) loss on foreign currency forward contracts	1,305	0.02	—	—	—	—
Provision for credit losses, net	119,372	1.79	80,605	1.16	175,116	2.53
(Gain) loss on sale of investments	(1,192)	(0.02)	615	0.01	—	—
Non-cash convertible notes discount amortization	—	—	—	—	133	—
Distributable Earnings before realized gains and losses	**$ 59,960**	**$ 0.90**	**$ 103,478**	**$ 1.49**	**$ 131,264**	**$ 1.90**
Realized loss on loan write-offs, net	(34,828)	(0.52)	(173,546)	(2.50)	(73,706)	(1.07)
Realized gain (loss) on sale of investments	1,192	0.02	(615)	(0.01)	—	—
Distributable Earnings (Loss)	**$ 26,324**	**$ 0.39**	**$ (70,683)**	**$ (1.02)**	**$ 57,558**	**$ 0.83**
Diluted weighted average common shares outstanding	66,807,432		69,396,890		69,180,039	

(1) Per share amounts presented may not foot due to rounding

KREF

30

31 Key Definitions “Distributable Earnings (Loss)": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.